SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2002


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-1185                    41-0274440
------------------------             ------------            -------------------
(State of Incorporation)             (Commission                (IRS Employer
                                     File Number)            Identification No.)


   Number One General Mills Boulevard
         Minneapolis, Minnesota                                      55426
         (Mail:  P.O. Box 1113)                                 (Mail:  55440)
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (763) 764-7600


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ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of General Mills, Inc. dated October 23, 2002, announcing price terms of its convertible debentures.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed as part of this report:

                  99.1 Press release of General Mills, Inc. dated October 23, 2002, announcing price terms of its convertible debentures.


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 23, 2002

                                              GENERAL MILLS, INC.


                                              By: /s/Siri Marshall
                                                  ------------------------------
                                                  Name:      Siri S. Marshall
                                                  Title:  Senior Vice President,
                                                             General Counsel


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                                  EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------

   99.1 Press release of General Mills, Inc. dated October 23, 2002, announcing price terms of its convertible debentures.